U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 15, 2003

Date of Report (Date of earliest event reported)

BALLANTYNE OF OMAHA, INC.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	1-13906	47-0587703
(State Or Other Jurisdiction Of	(Commission	(IRS Employer
Incorporation or Organization)	File No.)	Identification Number)

4350 McKinley Street

Omaha, NE 68112

(Address of Principal Executive Offices) (Zip Code)

(402) 453-4444

(Telephone Number)

Form 8-K

                                                Item 7.    Financial Statements and Exhibits

                                                (c)           Exhibits.

                99.1  Press Release dated May 15, 2003 disclosing the Company’s financial results for the quarter ended March 31, 2003.

                Item 9.    Regulation FD Disclosure

                Pursuant to Item 12, a press release of the Company dated May 15, 2003 describing the Company’s financial results for the quarter ended March 31, 2003 is attached as Exhibit 99.1.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLANTYNE OF OMAHA, INC.

Date: May 15, 2003	By:	/s/ Brad French
Brad French
Secretary/Treasurer
Chief Financial Officer and Chief Operating Officer